Exhibit 99.1

Inseego Reports First Quarter 2024 Financial Results

Q1 2024 revenue of $45.0 million

Q1 2024 GAAP Net Loss of $4.5 million and positive Adjusted EBITDA of $3.8 million

Fifth consecutive quarter of positive Adjusted EBITDA

SAN DIEGO—May 9, 2024—Inseego Corp. (Nasdaq: INSG) (the “Company”), a technology leader in 5G mobile and fixed wireless solutions for mobile network operators, Fortune 500 enterprises and SMBs, today reported its results for the first quarter ended March 31, 2024. The Company reported first quarter revenue of $45.0 million, GAAP operating loss of $1.7 million, GAAP net loss of $4.5 million, GAAP net loss of $(0.44) per share, and Adjusted EBITDA of positive $3.8 million. Unrestricted cash and cash equivalents at March 31, 2024 were $12.3 million.

“The Company had a solid quarter with good demand across our product lines and I am pleased that we delivered Q1 2024 results that exceeded guidance for both revenue and Adjusted EBITDA. In my first quarter in the Executive Chairman role, I continue to be excited about the possibilities ahead, including our recently launched channel program”, said Phil Brace, Executive Chairman of Inseego. “On the capital structure front, we remain actively engaged with the holders of our convertible notes on a potential refinancing or restructuring and we are confident in our ability to secure a successful outcome for all stakeholders."

Steven Gatoff, Chief Financial Officer of Inseego, also commented: "In addition to the strong results for Q1 2024, we had several positive developments subsequent to quarter end, including an extension with a key customer that will result in increased revenues and profitability going forward and that came with a significant prepayment that was received in April. That successful renewal, in combination with our improving operations and free cash flow, enabled us to voluntarily pay-off and terminate our ABL facility in April and fund our working capital needs going forward. Given these positive developments, our guidance for the second quarter is significantly ahead of Q1 2024 results.”

Q1 2024 Financial Highlights

–	Revenue for Q1 2024 was $45.0 million
–	Adjusted EBITDA for Q1 2024 was $3.8 million
–	GAAP gross margin for Q1 2024 was 38.6%. Non-GAAP gross margin for Q1 2024 increased year-over-year from 36.2% to 38.7% as the revenue mix continues to shift to higher-margin products and services.
–	Cash increased by $4.8 million in Q1 2024 to $12.3 million as of March 31, 2024.

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Q2 2024 Guidance

–	Total revenue in the range of $52.0 million to $56.0 million.
–	Adjusted EBITDA in the range of $6.5 million to $7.5 million.

Conference Call Information

Inseego will host a conference call and live webcast today at 5:00 p.m. ET. A Q&A session will be held live directly after the prepared remarks. To access the conference call:

•	Online, visit https://investor.inseego.com/events-presentations
•	Phone-only participants can pre-register by navigating to https://dpregister.com/sreg/10188146/fc36665768
•	Those without internet access or unable to pre-register may dial in by calling:
•	In the United States, call 1-844-282-4463
•	International parties can access the call at 1-412-317-5613

An audio replay of the conference call will be available one hour after the call through May 23, 2024. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 6407332 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions, with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G, and cloud platforms. Inseego’s 5G Edge Cloud combines the industry’s best 5G technology, rich cloud networking features, and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data, and improving business outcomes with intelligent operational visibility---all over a 5G network. For more information on Inseego, visit www.inseego.com #Putting5GtoWork

©2024. Inseego Corp. All rights reserved. The Inseego name and logo are registered trademarks of Inseego Corp. Other company, product, or service names mentioned herein are the trademarks of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward-looking. These forward-looking statements are based on management’s current expectations, assumptions, estimates, and projections. They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward-looking statements. We, therefore, cannot guarantee future results, performance, or achievements. Actual results could differ materially from our expectations.

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Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the Company’s ability to make payments on or to refinance its indebtedness; (2) the Company’s dependence on a small number of customers for a substantial portion of our revenues; (3) the future demand for wireless broadband access to data and asset management software and services and our ability to accurately forecast; (4) the growth of wireless wide-area networking and asset management software and services; (5) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (6) our ability to develop sales channels and to onboard channel partners; (7) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (8) dependence on third-party manufacturers and key component suppliers worldwide; (9) the impact of fluctuations of foreign currency exchange rates; (10) the impact of supply chain challenges on our ability to source components and manufacture our products; (11) unexpected liabilities or expenses; (12) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (13) litigation, regulatory and IP developments related to our products or components of our products; (14) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (15) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (16) the global semiconductor shortage and any related price increases or supply chain disruptions, (17) the potential impact of COVID-19 or other global public health emergencies on the business, (18) the impact of high rates of inflation and rising interest rates, and (19) the impact of geopolitical instability on our business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this press release that has not been prepared in accordance with GAAP. Adjusted EBITDA and non-GAAP operating costs and expenses, for example, exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to our 2025 Notes and revolving credit facility, fair value adjustments on derivative instruments, and other non-recurring expenses. Adjusted EBITDA excludes interest, taxes, depreciation, amortization, impairment of capitalized software, impairment of long-lived assets, certain other non-recurring expenses and foreign exchange gains and losses.

Adjusted EBITDA, non-GAAP cost of revenues, and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool. They are not intended to be used in isolation or as a substitute for cost of revenues, operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider them to be an important supplemental performance measure.

We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operational performance. We use this view of our operating performance to compare it with the business plan and individual operating budgets and in the allocation of resources.

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We believe that these non-GAAP financial measures are helpful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that using these non-GAAP financial measures also facilitates comparing our underlying operating performance with other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and the exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent, or non-recurring. Investors and potential investors are cautioned that material limitations are associated with using non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures in this press release with our GAAP financial results.

Investor Relations Contact:

IR@inseego.com

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenues:
Mobile solutions	$15,270	$23,040
Fixed wireless access solutions	14,182	11,870
Product revenues	29,452	34,910
Services and other	15,557	15,884
Total revenues	45,009	50,794
Cost of revenues:
Product	22,713	27,967
Services and other	4,904	4,640
Total cost of revenues	27,617	32,607
Gross profit	17,392	18,187
Operating costs and expenses:
Research and development	5,043	3,775
Sales and marketing	4,995	6,466
General and administrative	4,983	5,724
Depreciation and amortization	3,635	5,309
Impairment of capitalized software	420	504
Total operating costs and expenses	19,076	21,778
Operating loss	(1,684)	(3,591)
Other (expense) income:
Interest expense, net	(2,174)	(1,997)
Other (expense) income, net	(360)	795
Loss before income taxes	(4,218)	(4,793)
Income tax provision	237	311
Net loss	(4,455)	(5,104)
Series E preferred stock dividends	(790)	(723)
Net loss attributable to common stockholders	$(5,245)	$(5,827)
Per share data:
Net loss per common share:
Basic and diluted (*)	$(0.44)	$(0.54)
Weighted-average shares used in computation of net loss per common share:
Basic and diluted (*)	11,879,719	10,860,189

(*) Adjusted retroactively for reverse stock split that occurred on January 24, 2024

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INSEEGO CORP.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31, 2024	December 31, 2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$12,297	$7,519
Accounts receivable, net	23,476	22,616
Inventories	20,797	22,880
Prepaid expenses and other	6,526	5,211
Total current assets	63,096	58,226
Property, plant and equipment, net	2,287	2,758
Rental assets, net	4,916	5,083
Intangible assets, net	24,281	27,140
Goodwill	21,922	21,922
Operating lease right-of-use assets	5,182	5,412
Other assets	384	1,256
Total assets	$122,068	$121,797
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$24,013	$24,795
Accrued expenses and other current liabilities	30,805	27,022
Revolving credit facility	4,677	4,094
Total current liabilities	59,495	55,911
Long-term liabilities:
2025 Notes, net	160,284	159,912
Operating lease liabilities	4,771	5,039
Deferred tax liabilities, net	675	680
Other long-term liabilities	2,432	2,360
Total liabilities	227,657	223,902
Commitments and contingencies
Stockholders’ deficit:
Preferred stock	–	–
Common stock	12	12
Additional paid-in capital	811,637	810,138
Accumulated other comprehensive loss	(5,065)	(5,327)
Accumulated deficit	(912,173)	(906,928)
Total stockholders’ deficit	(105,589)	(102,105)
Total liabilities and stockholders’ deficit	$122,068	$121,797

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(4,455)	$(5,104)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,375	5,430
Provision for expected credit losses	(32)	41
Impairment of capitalized software	420	504
Provision for excess and obsolete inventory	108	217
Share-based compensation expense	717	1,800
Amortization of debt discount and debt issuance costs	489	489
Deferred income taxes	(5)	101
Non-cash operating lease expense	405	592
Changes in assets and liabilities:
Accounts receivable	(828)	(1,997)
Inventories	1,279	3,097
Prepaid expenses and other assets	(785)	(1,940)
Accounts payable	(718)	5,544
Accrued expenses and other liabilities	3,999	(490)
Operating lease liabilities	(423)	(625)
Net cash provided by operating activities	4,546	7,659
Cash flows from investing activities:
Purchases of property, plant and equipment	–	(61)
Additions to capitalized software development costs and purchases of intangible assets	(577)	(2,443)
Net cash used in investing activities	(577)	(2,504)
Cash flows from financing activities:
Principal payments under finance lease obligations	–	(199)
Proceeds from a public offering, net of issuance costs	–	529
Principal payments on financed assets	–	(360)
Net borrowings (repayments) on revolving credit facility	583	(3,385)
Proceeds from ESPP	–	75
Net cash provided by (used in) financing activities	583	(3,340)
Effect of exchange rates on cash	226	(272)
Net increase in cash and cash equivalents	4,778	1,543
Cash and cash equivalents, beginning of period	7,519	7,143
Cash and cash equivalents, end of period	$12,297	$8,686

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INSEEGO CORP.

Reconciliation of GAAP Gross Margin and Operating Costs and Expenses to Non-GAAP Gross Margin and Operating Costs and Expenses

Three Months Ended March 31, 2024

(In thousands)

(Unaudited)

	GAAP	Share-based compensation expense	Impairment of Capitalized Software	Purchased intangibles amortization	Non-GAAP
Revenues	$45,009				$45,009
Cost of revenues	27,617	$31	$–	$–	27,586
Gross Margin	$17,392				$17,423
Gross Margin %	38.6%				38.7%

Total operating costs and expenses	$19,076	$686	$420	$423	$17,547

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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INSEEGO CORP.

Reconciliation of GAAP Net Loss to Adjusted EBITDA

(In thousands)

(Unaudited)

Three Months Ended March 31, 2024
Net loss	$(4,455)
Income tax provision (benefit)	237
Interest expense, net	2,174
Other income (expense), net	360
Depreciation and amortization	4,375
Share-based compensation expense	717
Impairment of capitalized software	420
Adjusted EBITDA	$3,828

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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